UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Microsoft Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! MICROSOFT CORPORATION 2024 Annual Meeting Vote by December 9, 2024 11:59 PM ET C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735 V58188-P17639-Z88356 You invested in MICROSOFT CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 10, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 26, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting*December 10, 2024 8:30 a.m. PT Virtually at: www.virtualshareholdermeeting.com/MSFT24 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items1. Election of Directors: (The Board recommends a vote FOR each nominee) Nominees: 01. Reid G. Hoffman 02. Hugh F. Johnston 03. Teri L. List 04. Catherine MacGregor 05. Mark A. L. Mason 06. Satya Nadella 07. Sandra E. Peterson 08. Penny S. Pritzker 09. Carlos A. Rodriguez 10. Charles W. Scharf 11. John W. Stanton 12. Emma N. Walmsley 2. Advisory Vote to Approve Named Executive Officer Compensation (“say-on-pay vote”) (The Board recommends a vote FOR this proposal) 3. Ratification of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2025 (The Board recommends a vote FOR this proposal) 4. Report on Risks of Weapons Development (The Board recommends a vote AGAINST this proposal) 5. Assessment of Investing in Bitcoin (The Board recommends a vote AGAINST this proposal) 6. Report on Data Operations in Human Rights Hotspots (The Board recommends a vote AGAINST this proposal) 7. Report on Artificial Intelligence and Machine Learning Tools for Oil and Gas Development and Production (The Board recommends a vote AGAINST this proposal) 8. Report on AI Misinformation and Disinformation (The Board recommends a vote AGAINST this proposal) 9. Report on AI Data Sourcing Accountability (The Board recommends a vote AGAINST this proposal) For For For For For For For For For For For For For For Against Against Against Against Against Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.V58189-P17639-Z88356

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

BROADRIDGE
FINANCIAL SOLUTIONS, INC. **
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

MICROSOFT CORPORATION

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on **12/10/24 at 08:30 A.M. PST**

Make your vote count.

Vote must be received by **12/09/2024** *to be counted.*

0123 4567 8192 1239

Visit www.ProxyVote.com

Call 1-800-454-8683

Return this form in the enclosed postage-paid envelope.

Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

The following proxy materials for the meeting are available at www.ProxyVote.com:

The Annual Report, Notice & Proxy Statement

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MICROSOFT CORPORATION

11

The Board recommends you vote FOR the following director nominee(s):1a through 11	For	Against	Abstain
1a. Election of Director: Reid G. Hoffman	☐	☐	☐
1b. Election of Director: Hugh F. Johnston	☐	☐	☐
1c. Election of Director: Teri L. List	☐	☐	☐
1d. Election of Director: Catherine MacGregor	☐	☐	☐
1e. Election of Director: Mark A. L. Mason	☐	☐	☐
1f. Election of Director: Satya Nadella	☐	☐	☐
1g. Election of Director: Sandra E. Peterson	☐	☐	☐
1h. Election of Director: Penny S. Pritzker	☐	☐	☐
1i. Election of Director: Carlos A. Rodriguez	☐	☐	☐
1j. Election of Director: Charles W. Scharf	☐	☐	☐
1k. Election of Director: John W. Stanton	☐	☐	☐
1l. Election of Director: Emma N. Walmsley	☐	☐	☐

The Board recommends you vote FOR the following proposal(s):2 and 3	For	Against	Abstain
2. Advisory Vote to Approve Named Executive Officer Compensation ("say-on-pay vote").	☐	☐	☐
3. Ratification of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2025.	☐	☐	☐

The Board recommends you vote AGAINST the following proposal(s):4 through 9	For	Against	Abstain
4. Report on Risks of Weapons Development.	☐	☐	☐
5. Assessment of Investing in Bitcoin.	☐	☐	☐
6. Report on Data Operations in Human Rights Hotspots.	☐	☐	☐
7. Report on Artificial Intelligence and Machine Learning Tools for Oil and Gas Development and Production.	☐	☐	☐
8. Report on AI Misinformation and Disinformation.	☐	☐	☐
9. Report on AI Data Sourcing Accountability.	☐	☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

0001813886_1 R1.0.0.6 U73112

Signature [PLEASE SIGN WITHIN BOX] Date

0123 4567 8192 1239 12/10/24 123,456,789,012.00000
594918104 *****ACCOUNT P16214-01S GS2

BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUHENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 HERCEDES WAY EDGEWOOD, NY 11717 MICROSOFT CORPORATIONTHIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on 12/10/24 at 08:30 A.M. PST Make your vote count. Vote must be received by 12/09/2024 to be counted. 0123 4567 8192 1239 I Visit www.ProxyVote.com Call 1-800-454-8683 Return this form in the enclosed postage-paid envelope. Attend and vote at the meeting. Scan to view materials and vote via smartphone.Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! The following proxy materials for the meeting are available at www.ProxyVote.com:The Annual Report, Notice & ProxyStatement VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares. If you sign and return this form, we will vole any unmarked items based on the board’s recommendations. THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. MICROSOFT CORPORATION The Board recommends you vote FOR the following director nominee(s):1a through 11 1a. Election of Director: Reid G. Hoffman 1b. Election of Director: Hugh F. Johnston 1c. Election of Director: Teri L. List 1d. Election of Director: Catherine MacGregor 1e. Election of Director: Mark A. L. Mason 1f. Election of Director: Satya Nadell a 1g. Election of Director: Sandra E. Peterson 1h. Election of Director: Penny S. Pritzker 1i. Election of Director: Carlos A. Rodriguez 1j. Election of Director: Charles W. Scharf 1k. Election of Director: John W. Stanton 11. Election of Director: Emma N. Walmsley For Against Abstain The Board recommends you vote FOR the following proposal (s): 2 and 3 2. Advisory Vote to Approve Named Executive Officer Compensation (“say-on-pay vote”). 3. Ratification of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2025. The Board recommends you vote AGAINST the following proposal(s):4 through 9 4. Report on Risks of Weapons Development. 5. Assessment of Investing in Bitcoin. 6. Report on Data Operations in Human Rights Hotspots. 7. Report on Artificial Intelligence and Machine Learning Tools for Oil and Gas Development and Production. 8. Report on AI Misinformation and Disinformation. 9. Report on AI Data Sourcing Accountability. ‘NOTE’ Such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain For Against Abstain HOUSEHOLDING ELECTION- Please indicate if you consent to receive certain future investor cornrrrunications in a single package per household. YES No Signature [PLEASE SIGN WITHIN BOX] 0123 4567 8192 1239 12110/24 123,456,789,012.00000 594918104 ACCOUNT Pl6214-01S GS2

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as” Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: • The issuer agrees to have its documents Househeld. • You agree to or do not object to the Householding of your materials. • You have the same last name and exact address as another shareholder(s). The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation. Pl6214-01S